VOTING AGREEMENT AND IRREVOCABLE PROXY

This VOTING AGREEMENT AND IRREVOCABLE PROXY (this "Agreement") is entered into as of August 19, 2026, by and among the undersigned proxyholder (the "Proxyholder"), the undersigned stockholder (the "Stockholder") of ZeroStack Corp., a Texas corporation (the "Company"), and the Company.

RECITALS

WHEREAS, the Stockholder understands and acknowledges that the Company and the Proxyholder are entitled to rely on (i) the truth and accuracy of the Stockholder's representations contained herein and (ii) the Stockholder's performance of its obligations set forth herein.

NOW, THEREFORE, in consideration of the promises and the covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Restrictions on Shares.

(a) Except pursuant to the terms of this Agreement, the Stockholder shall not, directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares (as defined in Section 1(c)), deposit any of the Shares into a voting trust, or enter into a voting agreement or similar arrangement or commitment with respect to any of the Shares or make any public announcement that is in any manner inconsistent with this Agreement.

(b) Except as otherwise provided herein, the Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or be reasonably expected to have the effect of impairing the ability of the Stockholder to perform its obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby.

(c) As used herein, "Shares" means the voting securities of the Company which are owned beneficially or of record by the Stockholder, or over which the Stockholder otherwise exercises voting power, including (i) those Shares set forth on the signature page hereto and (ii) any Shares that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Time (as defined in the Proxy (as defined in Section 3)), including by reason of any stock split, stock dividend, reclassification, recapitalization or other similar transaction or pursuant to the exercise of Company options or other rights to acquire voting securities of the Company.

(d) Transaction Shares; Reserved Matters; Financing. Notwithstanding anything to the contrary in this Agreement or the Proxy: (i) "Shares" means only the Common Stock stated on the signature page, Common Stock issued to the Stockholder upon exercise of the Pre-Funded Warrants stated on the signature page, and securities issued or distributed with respect to those securities by reason of a stock split, stock dividend, reclassification, recapitalization or similar transaction (collectively, the "Transaction Shares"), and excludes any other voting securities acquired by the Stockholder in a separate or unrelated transaction; and (ii) the Stockholder retains the sole and exclusive right to vote the Transaction Shares, and the Proxyholder shall have no authority to vote them, with respect to any Reserved Matter; "Reserved Matter" means: (A) any amendment, waiver, termination or enforcement of the Securities Purchase Agreement, any Pre-Funded Warrant, or any registration-rights provision, in each case to the extent materially adverse to the Stockholder; (B) any amendment or action that disproportionately and materially adversely changes the rights, preferences, transferability or economic treatment of the Transaction Shares or Pre-Funded Warrants; (C) any authorization or approval of a sale, release, transfer, custody change, staking, use or other disposition of MemeCore tokens in violation of the applicable transaction documents; or (D) any related-party transaction involving the Proxyholder or Stockholder.

2. Agreement to Vote Shares. Prior to the Expiration Time, (a) at every meeting of the stockholders of the Company called with respect to any matter, and at every adjournment or postponement thereof, and (b) on every action or approval by written consent or resolution of the stockholders of the Company with respect to any matter, the Stockholder shall vote, to the extent not already voted by the Proxyholder pursuant to the Proxy, the Shares in the same manner as the Proxyholder.

3. Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, the Stockholder shall deliver to the Proxyholder and the Company a duly executed proxy in the form attached hereto as Exhibit A (the "Proxy"), which proxy is coupled with an interest sufficient in law to support an irrevocable proxy, and, until the Expiration Time, shall be irrevocable to the fullest extent permitted by law. The Stockholder (i)  hereby revokes any and all prior proxies given by the Stockholder with respect to the Shares and (ii) shall not grant any subsequent proxies with respect to the Shares, or enter into any agreement or understanding to vote or give instructions with respect to the Shares in any manner inconsistent with the terms of this Agreement, until after the Expiration Time.

4. Representations, Warranties and Covenants of the Stockholder. The Stockholder hereby represents, warrants and covenants to the Proxyholder and the Company as follows:

(a) As of the date hereof, the Stockholder is the beneficial or record owner of, or exercises voting power over, that number of Shares set forth on the signature page hereto. As of the date hereof, such Shares constitute the Stockholder's entire interest in the outstanding shares of Company capital stock and the Stockholder is not the beneficial or record holder of, and does not exercise voting power over, any other outstanding shares of capital stock of the Company. No person who is not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of the Shares. The Shares are and will be at all times up until the Expiration Time free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on the Stockholder's voting rights, charges and other encumbrances of any nature that would adversely affect the fulfillment of the rights and obligations of the Stockholder under this Agreement or of the parties hereto. The Stockholder's principal residence or place of business is set forth on the signature page hereto.

(b) If the Stockholder is a corporation, limited partnership or limited liability company, the Stockholder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or constituted.

(c) The Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of the Stockholder (or its board of directors or similar governing body, as applicable), and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Proxyholder and the Company, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

(d) The execution and delivery of this Agreement does not, and the performance by the Stockholder of its agreements and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or require notice to or the consent of any person under, any provisions of the organizational documents of the Stockholder (if applicable), or any agreement, commitment, law, rule, regulation, judgment, order or decree to which the Stockholder is a party or by which the Stockholder is, or any of its assets are, bound.

(e) The Stockholder agrees that the Stockholder will not bring, commence, institute, maintain, prosecute or voluntary aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which challenges the validity or seeks to enjoin the operation of any provision of this Agreement.

5. Dissenters' or Appraisal Rights. The Stockholder agrees not to exercise any rights of appraisal or any dissenters' rights that the Stockholder may have (whether under applicable law or otherwise) or could potentially have in connection with any transaction for which appraisal or dissent rights may be available with respect to the Shares.

6. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on (i) the date of delivery, if delivered personally or by commercial delivery service, or (ii) on the date of confirmation of receipt (or the next business day, if the date of confirmation of receipt is not a business day), if sent via electronic mail, to the parties hereto at the respective addresses for such parties as set forth on the signature page hereto (or at such other address for a party hereto as shall be specified by like notice).

(b) Interpretation. When a reference is made in this Agreement to sections or exhibits, such reference shall be to a section of or an exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrases "the date of this Agreement", "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date first above written. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; and (iii) the terms "hereof," "herein," "hereunder" and derivative or similar words refer to this entire Agreement.

(c) Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Proxyholder and the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein or in the Proxy. Therefore, it is agreed that, in addition to any other remedies that may be available to the Proxyholder and the Company upon any such violation of this Agreement or the Proxy, the Proxyholder and the Company shall have the right to enforce such covenants and agreements and the Proxy by specific performance, injunctive relief or by any other means available to the Proxyholder or the Company at law or in equity and the Stockholder hereby waives any and all defenses that could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

(d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood that all parties hereto need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or by electronic delivery in Adobe Portable Document Format or other electronic format based on common standards will be effective as delivery of a manually executed counterpart of this Agreement.

(e) Entire Agreement; Nonassignability; Parties in Interest; Death or Incapacity.

(i) This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (including, without limitation, the Proxy) (i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder.

(ii) Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of the Proxyholder and the Company, and any such assignment or delegation that is not consented to shall be null and void. Notwithstanding the foregoing, if the Stockholder transfers any Shares to an affiliate of the Stockholder (including any transfer by operation of law), then as a condition to such transfer, such affiliate shall execute a joinder to this Agreement and deliver a Proxy with respect to such Shares (and any such transfer shall be null and void absent such affiliate's delivery of such joinder and Proxy). For clarity, neither this Agreement nor the Proxy shall apply to any Shares that are sold by the Stockholder to a third party purchaser for value.

(iii) A replacement proxyholder may be appointed (i) by the Proxyholder at any time or (ii) by the Company at any time following the death or incapacity of the Proxyholder, in ether case upon written notice to the other parties hereto. In such case, the replacement proxyholder shall execute a joinder to this Agreement, and the Stockholder shall deliver a replacement Proxy naming the replacement proxyholder therein. The replacement proxyholder shall thereafter constitute the "Proxyholder" for all purposes under this Agreement and such replacement Proxy.

(iv) Notwithstanding Section 6(e)(iii), no replacement Proxyholder may be appointed without the Stockholder's prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(f) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the purposes of such void or unenforceable provision.

(g) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without reference to such state's principles of conflicts of law. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the State of Texas in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action, suit or proceeding shall be heard and determined in the State of Texas.

(i) Termination. This Agreement shall terminate and shall have no further force or effect from and after the Expiration Time, and thereafter there shall be no liability or obligation on the part of the Stockholder, provided, that no such termination shall relieve any party hereto from liability for any material breach of this Agreement prior to such termination.

(j) Amendment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against which the waiver is to be effective. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right hereunder.

(k) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

(l) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

IN WITNESS WHEREOF, each party hereto has caused this VOTING AGREEMENT AND IRREVOCABLE PROXY to be executed as of the date first above written.

THE PROXYHOLDER:

Daniel Reis-Faria

2626 Cole Ave, Suite 300 PMB 2007
Dallas, Texas, 75204
Attention: Daniel Reis-Faria
Email: daniel.faria@zerostack.ai

THE STOCKHOLDER:

[THE STOCKHOLDER]

By:
Name:
Title:

(Address on File)

Shares as of the date hereof:

• Company Common Stock
• Company Prefunded Warrants

THE COMPANY:

ZeroStack Corp.

By:
Name:	Dany Vaiman
Title:	Chief Financial Officer

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE STOCK OF

ZEROSTACK CORP.

The undersigned stockholder (the "Stockholder") of Zerostack Corp., a Texas corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by applicable law) appoints Daniel Reis-Faria (the "Proxyholder"), as the sole and exclusive proxy of the Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the Stockholder is entitled to do so) with respect to all Shares (as defined below) (a) at every meeting of the stockholders of the Company called with respect to any matter, and at every adjournment or postponement thereof, and (b) on every action or approval by written consent or resolution of the stockholders of the Company with respect to any matter.

As used herein, "Shares" means the voting securities of the Company which are owned beneficially or of record by the Stockholder, or over which the Stockholder otherwise exercises voting power, including (i) those Shares set forth on the signature page hereto and (ii) any Shares that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Proxy and prior to the Expiration Time, including by reason of any stock split, stock dividend, reclassification, recapitalization or other similar transaction or pursuant to the exercise of Company options or other rights to acquire voting securities of the Company.

Notwithstanding anything to the contrary in this Irrevocable Proxy, (i) the term "Shares" is limited to the Transaction Shares and excludes other voting securities acquired by the Stockholder in a separate or unrelated transaction, and (ii) the Proxyholder has no authority to vote the Transaction Shares on any Reserved Matter.

Upon the Stockholder's execution of this Irrevocable Proxy, any and all prior proxies given by the Stockholder with respect to the Shares are hereby revoked, and the Stockholder agrees not to grant any subsequent proxies with respect to the Shares or enter into any agreement or understanding with any person to vote or give instructions with respect to the Shares in any manner inconsistent with the terms of this Irrevocable Proxy until after the Expiration Time (as defined below).

This Irrevocable Proxy is coupled with an interest sufficient in law to support an irrevocable proxy and is granted pursuant to that certain Voting Agreement and Irrevocable Proxy, dated as of even date herewith, by and among the Proxyholder, the Stockholder and the Company (the "Voting Agreement"). The terms of the Voting Agreement are incorporated herein and made a part of this Proxy.

This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of the Proxyholder and the Company. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically on August 1, 2036 (the "Expiration Time").

Dated:

THE STOCKHOLDER:

[THE STOCKHOLDER]

By:
Name:
Title:

Shares as of the date hereof:

• Company Common Stock
• Company Prefunded Warrants